Exhibit 99.1

Citrix Reports Third Quarter Financial Results

Quarterly revenue of $759 million up 6 percent year over year

Third quarter GAAP diluted earnings per share of $0.29

Third quarter non-GAAP diluted earnings per share of $0.75

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 22, 2014--Citrix Systems, Inc. (NASDAQ:CTXS) today reported financial results for the third quarter of fiscal year 2014 ended September 30, 2014.

FINANCIAL RESULTS

For the third quarter of fiscal year 2014, Citrix achieved revenue of $759 million, compared to $713 million in the third quarter of fiscal year 2013, representing 6 percent revenue growth.

GAAP Results

Net income for the third quarter of fiscal year 2014 was $48 million, or $0.29 per diluted share, compared to $77 million, or $0.41 per diluted share, for the third quarter of fiscal year 2013. GAAP results for the third quarter of fiscal year 2014 include a charge of approximately $21 million related to a previously disclosed patent lawsuit, as well as a restructuring charge of $3 million for severance costs incurred to better align resources to strategic initiatives.

Non-GAAP Results

Non-GAAP net income for the third quarter of fiscal year 2014 was $125 million, or $0.75 per diluted share, compared to $132 million, or $0.70 per diluted share, for the third quarter of fiscal year 2013. Non-GAAP net income for the third quarters of fiscal year 2014 and 2013 exclude the effects of amortization of acquired intangible assets and stock-based compensation expense and the tax effects related to these items. Non-GAAP net income for third quarter of fiscal year 2014 also excludes charges related to amortization of debt discount, a previously disclosed patent lawsuit and the restructuring program implemented in the first quarter of fiscal year 2014 and the tax effects related to these items.

“I am pleased with our operational and strategic performance in Q3,” said Mark Templeton, CEO for Citrix.

“While our results were clearly mixed, we executed well in many important areas including product releases, go-to market investments and partnership initiatives, all while maintaining focus on operational refinements and profitability.”

Q3 Financial Summary

In reviewing the results for the third quarter of fiscal year 2014, compared to the third quarter of fiscal year 2013:

  Product and license revenue decreased 4 percent;
  Software as a service revenue increased 12 percent;
  Revenue from license updates and maintenance increased 9 percent;
  Professional services revenue, which is comprised of consulting, product training and certification, increased 25 percent;
  Revenue increased in the EMEA region by 8 percent; increased in the Americas region by 4 percent and increased in the Pacific region by 4 percent;
  Deferred revenue totaled $1.40 billion as of September 30, 2014, compared to $1.27 billion as of September 30, 2013, an increase of 11 percent; and
  Cash flow from operations was $164 million for the third quarter of fiscal year 2014, compared with $223 million for the third quarter of fiscal year 2013.

During the third quarter of fiscal year 2014:

  GAAP gross margin was 82 percent, and non-GAAP gross margin was 85 percent, excluding the effects of amortization of acquired product related intangible assets and stock-based compensation expense;
  GAAP operating margin was 8 percent, and non-GAAP operating margin was 21 percent, excluding the effects of amortization of acquired intangible assets, stock-based compensation expense, the charge related to a previously disclosed patent lawsuit, and costs associated with the 2014 restructuring program; and
  The company repurchased 1.5 million shares at an average price of $69.48.

Financial Outlook for Fiscal Year 2014

Citrix management expects to achieve the following results for the fiscal year ending December 31, 2014:

  Net revenue is targeted to be in the range of $3.13 billion to $3.14 billion;
  GAAP diluted earnings per share is targeted to be in the range of $1.57 to $1.58. Non-GAAP diluted earnings per share is targeted to be in the range of $3.22 to $3.25, excluding $0.96 related to the effects of amortization of acquired intangible assets, $1.00 related to the effects of stock-based compensation expense, $0.12 related to the charge for a previously disclosed patent lawsuit, $0.12 related to the effects of amortization of debt discount, $0.12 related to the effects of restructuring charges, and $(0.64) to $(0.68) for the tax effects related to these items.

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Conference Call Information

Citrix will host a conference call today at 4:45 p.m. ET to discuss its financial results, quarterly highlights and business outlook. The call will include a slide presentation, and participants are encouraged to listen to and view the presentation via webcast at http://www.citrix.com/investors.

The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors for approximately 30 days.

About Citrix

Citrix (NASDAQ:CTXS) is a leader in mobile workspaces, providing virtualization, mobility management, networking and cloud services to enable new ways to work better. Citrix solutions power business mobility through secure, personal workspaces that provide people with instant access to apps, desktops, data and communications on any device, over any network and cloud. This year Citrix is celebrating 25 years of innovation, making IT simpler and people more productive. With annual revenue in 2013 of $2.9 billion, Citrix solutions are in use at more than 330,000 organizations and by over 100 million users globally. Learn more at www.citrix.com.

For Citrix Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by Citrix's chief executive officer, statements contained in the Financial Outlook for Fiscal Year 2014 and under the Non-GAAP Financial Measures Reconciliation section, and statements regarding management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the impact of the global economy and uncertainty in the IT spending environment; the success and growth of the company's product lines, including competition, demand and pricing dynamics and other transitions in the markets for Citrix's virtualization products and collaboration services; the company's ability to develop and commercialize new products and services, including its enterprise mobility products, while growing its established virtualization, networking and collaboration products and services; disruptions due to reorganizations, changes and transitions in key personnel and succession risks; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's products and services; changes in our revenue mix towards products and services with lower gross margins; seasonal fluctuations in the company's business; failure to execute Citrix's sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, service providers and strategic partners and the company's reliance on and the success of those partners for the marketing and distribution of the company's products; the company's ability to maintain and expand its business in small sized and large enterprise accounts; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix's acquisitions, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management's attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses, including failure to manage untargeted expenses; ability to effectively manage our capital structure and the impact of related changes on our operating results and financial condition; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; changes in the company's pricing and licensing models, promotional programs and product mix, all of which may impact Citrix's revenue recognition; charges in the event of a write-off or impairment of acquired assets, underperforming businesses, investments or licenses; international market readiness, execution and other risks associated with the markets for Citrix's products and services; unanticipated changes in tax rates, non-renewal of tax credits or exposure to additional tax liabilities; risks of political and social turmoil; and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Citrix® is a trademarks or registered trademarks of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.

CITRIX SYSTEMS, INC. Condensed Consolidated Statements of Income (In thousands, except per share data - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues:
Product and licenses	$193,153	$201,443	$632,369	$621,741
Software as a service	165,253	148,179	483,164	429,603
License updates and maintenance	358,266	329,384	1,049,065	986,017
Professional services	42,322	33,725	126,775	96,653
Total net revenues	758,994	712,731	2,291,373	2,116,014

Cost of net revenues:
Cost of product and licenses revenues	24,045	26,971	88,144	84,465
Cost of services and maintenance revenues	87,981	72,632	254,763	208,241
Amortization of product related intangible assets	23,959	24,330	102,660	73,381
Total cost of net revenues	135,985	123,933	445,567	366,087
Gross margin	623,009	588,798	1,845,806	1,749,927

Operating expenses:
Research and development	137,877	127,049	411,870	389,840
Sales, marketing and services	318,252	300,416	956,287	915,194
General and administrative	95,203	63,580	242,606	193,708
Amortization of other intangible assets	9,956	10,386	32,855	31,322
Restructuring	3,124	-	17,285	-
Total operating expenses	564,412	501,431	1,660,903	1,530,064

Income from operations	58,597	87,367	184,903	219,863

Interest income	2,411	2,079	6,705	6,062
Interest expense	10,551	41	17,601	102
Other (expense) income, net	(2,235)	1,400	(6,002)	49
Income before income taxes	48,222	90,805	168,005	225,872

Income tax expense	690	14,075	11,510	24,993
Net income	$47,532	$76,730	$156,495	$200,879

Earnings per common share – diluted	$0.29	$0.41	$0.90	$1.06
Weighted average shares outstanding – diluted	165,713	188,980	174,023	188,830

CITRIX SYSTEMS, INC. Condensed Consolidated Balance Sheets (In thousands - unaudited)

	September 30, 2014	December 31, 2013
ASSETS:
Cash and cash equivalents	$242,787	$280,740
Short-term investments	504,436	453,976
Accounts receivable, net	465,558	654,821
Inventories, net	16,483	14,107
Prepaid expenses and other current assets	164,877	110,981
Current portion of deferred tax assets, net	50,569	48,470
Total current assets	1,444,710	1,563,095

Long-term investments	1,073,232	855,700
Property and equipment, net	353,720	338,996
Goodwill	1,782,645	1,768,949
Other intangible assets, net	414,751	509,595
Long-term portion of deferred tax assets, net	94,021	115,418
Other assets	68,398	60,496
Total assets	$5,231,477	$5,212,249

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Accounts payable	85,802	78,452
Accrued expenses and other current liabilities	286,689	257,606
Income taxes payable	2,497	29,322
Current portion of deferred revenues	1,087,459	1,098,681
Total current liabilities	1,462,447	1,464,061

Long-term portion of deferred revenues	316,097	313,059
Convertible notes	1,285,092	-
Other liabilities	71,503	115,322

Stockholders’ equity:
Common stock	294	291
Additional paid-in capital	3,968,544	3,974,297
Retained earnings	3,060,036	2,903,541
Accumulated other comprehensive (loss) income	(20,499)	4,951
Less – common stock in treasury, at cost	(4,912,037)	(3,563,273)
Total stockholders’ equity	2,096,338	3,319,807
Total liabilities and stockholders’ equity	$5,231,477	$5,212,249

CITRIX SYSTEMS, INC. Condensed Consolidated Statement of Cash Flows (In thousands – unaudited)

	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014
OPERATING ACTIVITIES
Net Income	$47,532	$156,495
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	68,021	236,816
Amortization of debt discount and transaction costs	8,724	14,504
Stock-based compensation expense	42,449	128,440
Provision for accounts receivable allowances	2,128	4,690
Deferred income tax benefit	(12,715)	(25,114)
Other non-cash items	1,331	735
Total adjustments to reconcile net income to net cash	109,938	360,071
provided by operating activities
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	36,338	182,542
Inventory	(3,255)	(4,342)
Prepaid expenses and other current assets	2,951	(5,763)
Other assets	(2,818)	1,651
Deferred revenues	(26,434)	(8,183)
Accounts payable	4,783	7,526
Income taxes, net	(23,107)	(87,180)
Accrued expenses	18,839	53,846
Other liabilities	(633)	(1,113)
Total changes in operating assets and liabilities, net of the effects of acquisitions	6,664	138,984
Net cash provided by operating activities	164,134	655,550
INVESTING ACTIVITIES
Purchases of available-for-sale investments, net	(62,367)	(265,834)
Purchases of property and equipment	(48,301)	(115,442)
Cash paid for acquisitions, net of cash acquired	(2,000)	(43,342)
Proceeds related to cost method investments	1,123	3,907
Purchases of cost method investments	(1,396)	(2,823)
Cash paid for licensing and core technology	(2,985)	(12,712)
Net cash used in investing activities	(115,926)	(436,246)
FINANCING ACTIVITIES
Proceeds from issuance of common stock under stock-based compensation plans	20,579	38,674
Proceeds from issuance of convertible notes, net of debt issuance costs	-	1,415,717
Purchase of convertible note hedges	-	(184,288)
Proceeds from issuance of warrants	-	101,775
Repayment of acquired debt	-	(3,766)
Excess tax benefit from stock-based compensation	2,118	5,122
Stock repurchases, net	(99,988)	(1,600,986)
Cash paid for tax withholding on vested stock awards	(4,937)	(27,777)
Net cash used in financing activities	(82,228)	(255,529)

Effect of exchange rate changes on cash and cash equivalents	(2,595)	(1,728)
Change in cash and cash equivalents	(36,615)	(37,953)
Cash and cash equivalents at beginning of period	279,402	280,740
Cash and cash equivalents at end of period	$242,787	$242,787

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call, slide presentation or webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets and debt discount, stock-based compensation expenses, charges associated with the Company’s restructuring program, significant litigation charges and the related tax effect of those items. The Company's basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company's performance and to evaluate and compensate the Company's executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company's historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company's operating margins, operating expenses and net income and comparing the Company's financial performance to that of its peer companies and competitors.

Management typically excludes the amounts described above when evaluating the Company's operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company's operating performance due to the following factors:

  The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and certain stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.
  Amortization costs and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.
  Although stock-based compensation is an important aspect of the compensation of the Company's employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.
  Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be accounted for as separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s non-convertible debt borrowing rate. The difference between the imputed interest expense and the coupon interest expense, net of the interest amount capitalized, is excluded from management’s assessment of the company’s operating performance because management believes that the exclusion of these charges will better help investors and financial analysts understand the Company's operating results and underlying operational trends.
  The charges incurred in conjunction with the Company's restructuring program, which relate to reductions in headcount are not anticipated to be ongoing costs; and, thus, are outside of the normal operations of the Company's business. The Company, therefore, believes that the exclusion of these charges will better help investors and financial analysts understand the Company's operating results and underlying operational trends as compared to prior periods.
  Charges or benefits related to significant litigation are not anticipated to be ongoing costs; and, thus, are outside of the normal operations of the Company's business. These charges or benefits are recorded in the period when it is probable a liability had been incurred and the amount of loss can be reasonably estimated even though the subject matter of the underlying dispute may relate to multiple or different periods. As such, the Company believes that these expenses do not accurately reflect the underlying performance of continuing operations for the period in which they are incurred.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company's liquidity. Furthermore, the Company in the future may exclude amortization related to newly acquired intangible assets and debt discount, additional charges related to its restructuring program, significant litigation charges and the related tax effects from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

CITRIX SYSTEMS, INC.

Non-GAAP Financial Measures Reconciliation

(In thousands, except per share, gross margin and operating margin data - unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

Three Months Ended September 30, 2014
GAAP gross margin	82.1%
Add: stock-based compensation	0.1
Add: amortization of product related intangible assets	3.1
Non-GAAP gross margin	85.3%

Three Months Ended September 30, 2014
GAAP operating margin	7.7%
Add: stock-based compensation	5.7
Add: amortization of product related intangible assets	3.1
Add: amortization of other intangible assets	1.3
Add: restructuring charges	0.4
Add: charge related to a previously disclosed patent lawsuit	2.7
Non-GAAP operating margin	20.9%

	Three Months Ended September 30,
	2014	2013
GAAP net income	$47,532	$76,730
Add: stock-based compensation	42,449	45,893
Add: amortization of product related intangible assets	23,959	24,330
Add: amortization of other intangible assets	9,956	10,386
Add: amortization of debt discount	7,802	-
Add: restructuring charges	3,124	-
Add: charge related to a previously disclosed patent lawsuit	20,727
Less: tax effects related to above items	(30,932)	(25,521)
Non-GAAP net income	$124,617	$131,818

	Three Months Ended September 30,
	2014	2013
GAAP earnings per share – diluted	$0.29	$0.41
Add: stock-based compensation	0.26	0.24
Add: amortization of product related intangible assets	0.14	0.13
Add: amortization of other intangible assets	0.06	0.06
Add: amortization of debt discount	0.05	-
Add: restructuring charges	0.02	-
Add: charge related to a previously disclosed patent lawsuit	0.12
Less: tax effects related to above items	(0.19)	(0.14)
Non-GAAP earnings per share – diluted	$0.75	$0.70

CITRIX SYSTEMS, INC. Forward Looking Guidance

For the Twelve Months Ended December 31,
2014
GAAP earnings per share – diluted	$1.57 to $1.58
Add: adjustments to exclude the effects of amortization of intangible assets	0.96
Add: adjustments to exclude the effects of expenses related to stock-based compensation	1.00
Add: charge related to a previously disclosed patent lawsuit	0.12
Add: adjustments to exclude the effects of amortization of debt discount	0.12
Add: adjustments to exclude the effects of restructuring charges	0.12
Less: tax effects related to above items	(0.64) to (0.68)
Non-GAAP earnings per share – diluted	$3.22 to $3.25

CONTACT:
Citrix Systems, Inc.
For media inquiries, contact:
Eric Armstrong, 954-267-2977
eric.armstrong@citrix.com
or
For investor inquiries, contact:
Eduardo Fleites, 954-229-5758
eduardo.fleites@citrix.com